Exhibit 99.1

Revised Refining Segment Operating Data
During the fourth quarter of 2017, we revised the following refining segment operating data computations: refinery gross margin; net operating margin; and operating expenses to better align with similar measurements provided by other companies in our industry and to facilitate comparison of our refining performance relative to our peers. Effective with this change, these measurements are now inclusive of all refining segment activities including HFC asphalt operations and revenues and costs related to products purchased for resale and excess crude oil sales. All prior period data included below has been retrospectively adjusted to reflect our current presentation.

	FY 2015	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	100,450	98,090	74,470	102,120	112,060	110,980	100,040
Refinery throughput (BPD) (2)	111,840	107,690	79,490	112,720	122,890	121,400	109,280
Sales of produced refined products (BPD) (3)	114,790	111,390	78,870	113,490	130,740	122,710	111,630

Average per produced barrel sold (5)
Refinery gross margin (6)	16.34	9.49	9.03	11.56	14.64	12.91	12.40
Refinery operating expenses (7)	5.24	5.05	7.41	5.20	4.34	4.71	5.20
Net operating margin	11.10	4.44	1.62	6.36	10.30	8.20	7.20

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	68,770	63,650	74,710	74,510	80,260	79,950	77,380
Refinery throughput (BPD) (2)	74,480	68,870	83,750	80,740	87,620	87,000	84,790
Sales of produced refined products (BPD) (3)	68,570	66,950	81,030	76,420	79,310	82,590	79,840

Average per produced barrel sold (5)
Refinery gross margin (6)	18.43	8.80	10.40	19.40	17.71	15.77	15.78
Refinery operating expenses (7)	9.90	10.17	10.20	10.41	10.47	10.75	10.46
Net operating margin	8.53	(1.370)	0.20	8.99	7.24	5.02	5.32

Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	263,340	262,170	221,890	290,460	262,470	270,180	261,380
Refinery throughput (BPD) (2)	277,260	280,920	242,120	304,840	275,270	289,050	277,940
Sales of produced refined products (BPD) (3)	259,290	262,300	228,540	282,950	253,700	277,560	260,800

Average per produced barrel sold (5)
Refinery gross margin (6)	15.02	7.44	6.00	9.11	12.60	11.42	9.91
Refinery operating expenses (7)	5.00	4.73	6.17	4.51	5.02	5.09	5.15
Net operating margin	10.02	2.71	(0.170)	4.60	7.58	6.33	4.76

Consolidated
Crude charge (BPD) (1)	432,560	423,910	371,070	467,090	454,790	461,110	438,800
Refinery throughput (BPD) (2)	463,580	457,480	405,360	498,300	485,780	497,450	472,010
Sales of produced refined products (BPD) (3)	442,650	440,640	388,440	472,870	463,750	482,860	452,270

Average per produced barrel sold (5)
Refinery gross margin (6)	15.88	8.16	7.54	11.36	14.05	12.54	11.56
Refinery operating expenses (7)	5.82	5.64	7.26	5.63	5.76	5.96	6.10
Net operating margin	10.06	2.52	0.28	5.73	8.29	6.58	5.46

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)
Represents barrels sold of refined products produced at our refineries (including HFC Asphalt) and does not include volumes of refined products purchased for resale or volumes of excess crude oil sold.

(5)	Represents average amount per produced barrel sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided below.

(6)	Excludes lower of cost or market inventory valuation adjustments.

(7)	Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of refined products produced at our refineries.

Exhibit 99.1

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per produced barrel sold is total refining segment revenues less total refining segment cost of products sold, exclusive of lower of cost or market inventory valuation adjustments, divided by sales volumes of produced refined products sold. Net operating margin per barrel sold is the difference between refinery gross margin and refinery operating expenses per barrel sold. These two margins do not include the non-cash effects of lower of cost or market inventory valuation adjustments, goodwill and asset impairment charges or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Below are reconciliations to total sales and other revenues and operating expenses in our consolidated statements of income for refinery net operating and gross margin and operating expenses, in each case averaged per produced barrel sold. Due to rounding of reported numbers, some amounts may not calculate exactly.
Reconciliation of average refining segment net operating margin per produced barrel sold to refinery gross margin to total sales and other revenues

Consolidated	FY 2015	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017
(Dollars in thousands, except per barrel amounts)
Net operating margin per produced barrel sold	$10.06	$2.52	$0.28	$5.73	$8.29	$6.58	$5.46
Add average refinery operating expenses per produced barrel sold	5.82	5.64	7.26	5.63	5.76	5.96	6.10
Refinery gross margin per produced barrel sold	15.88	8.16	7.54	11.36	14.05	12.54	11.56
Times produced barrels sold (BPD)	442,650	440,640	388,440	472,870	463,750	482,860	452,270
Times number of days in period	365	366	90	91	92	92	365
Refining segment gross margin	2,565,688	1,315,998	263,595	488,834	599,443	557,066	1,908,308
Add (subtract) rounding	1,156	1,212	(96)	(153)	(24)	52	409
Total refining segment gross margin	2,566,844	1,317,210	263,499	488,681	599,419	557,118	1,908,717
Add refining segment cost of products sold	10,472,268	9,003,505	2,559,136	2,615,918	2,774,703	3,059,588	11,009,345
Refining segment sales and other revenues	13,039,112	10,320,715	2,822,635	3,104,599	3,374,122	3,616,706	12,918,062
Add lubricants and specialty products segment sales and other revenues	493,282	464,359	321,269	444,000	413,074	415,693	1,594,036
Add HEP segment sales and other revenues	358,875	402,043	105,634	109,143	110,364	129,221	454,362
Subtract corporate, other and eliminations	(653,349)	(651,417)	(169,055)	(198,878)	(178,313)	(168,915)	(715,161)
Sales and other revenues	$13,237,920	$10,535,700	$3,080,483	$3,458,864	$3,719,247	$3,992,705	$14,251,299

Exhibit 99.1

Reconciliation of average refining segment operating expenses per produced barrel sold to total operating expenses

Consolidated	FY 2015	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017
	(Dollars in thousands, except per barrel amounts)
Average refining operating expense per barrel sold	$ 5.82	$ 5.64	$ 7.26	$ 5.63	$ 5.76	$ 5.96	$ 6.10
Times produced barrels sold (BPD)	442,650	440,640	388,440	472,870	463,750	482,860	452,270
Times number of days in period	365	366	90	91	92	92	365
Refinery operating expenses	940,321	909,587	253,807	242,265	245,750	264,762	1,006,979
Add (subtract) rounding	308	137	18	(98)	113	58	(304)
Total refining segment operating expenses	940,629	909,724	253,825	242,167	245,863	264,820	1,006,675
Add lubricants and specialty products segment operating expenses	14,042	13,867	39,319	55,750	59,726	67,666	222,461
Add HEP segment operating expenses	105,554	123,984	32,489	34,097	35,998	35,021	137,605
Subtract corporate, other and eliminations	148	(28,736)	(18,516)	(16,362)	(19,919)	(17,710)	(72,507)
Operating expenses (exclusive of depreciation and amortization)	$1,060,373	$1,018,839	$307,117	$315,652	$321,668	$349,797	$1,294,234